Boyar Value Fund, Inc.

Supplement dated February 6, 2019 to

Prospectus dated May 1, 2018

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and any existing supplements thereto.

As a result of a change of control, the Fund’s Management Agreement with Ladenburg Thalmann Fund Management LLC (the “Manager”) and the Fund’s Underwriting Agreement with Ladenburg Thalmann & Co. Inc. (the “Distributor”) terminated automatically in accordance with their terms. That change in control at the Manager and the Distributor did not affect the services provided by Boyar Asset Management, Inc. (the “Adviser”) under the Fund’s Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser has served as the Fund’s investment adviser since the Fund’s inception and will continue to serve as such under the Investment Advisory Agreement.

The Fund’s Board of Directors approved a new Underwriting Agreement with the Distributor. However, the Board and the Manager determined not to put a new Management Agreement in place in order to save the costs associated with holding a special meeting of Fund shareholders (which is costly relative to the Fund’s net asset value) and for other reasons. The Investment Company Act of 1940 requires that a new Management Agreement be approved by both the Fund’s Board (including a majority of its independent directors) and the Fund’s shareholders. The services previously provided by the Manager will, to the extent necessary, be performed by the Adviser, the Fund’s administrator or another service provider. The fee rate under the Fund’s Investment Advisory Agreement did not change.

The following changes are made to the Prospectus:

1.    The section labeled “Fees and Expenses of the Fund” on page 1 of the Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and beginning on page 12 of the Fund’s prospectus and page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)(2)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.86%
Underlying or Acquired Fund Fees and Expenses(a)	0.05%
Total Annual Fund Operating Expenses	1.66%

Recoupment of Prior Fee Waiver(b)	0.14%(c)
Total Annual Fund Operating Expenses After Recoupment	1.80%(c)

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(2)	Redemptions made by wire transfer are subject to a $10.00 fee.

(a)	Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds.

(b)	The Adviser and the Distributor have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser and the Distributor are permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation, and the Adviser is currently being reimbursed for a portion of such previously waived fees. The Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2020.
(c)	These amounts have been updated from fiscal year amounts to reflect current fees, expenses and recoupments.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$674	$1,010	$1,369	$2,378

2.    All references to the “Manager” in the Prospectus are hereby deleted.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

Boyar Value Fund, Inc.

Supplement dated February 6, 2019 to

Statement of Additional Information dated May 1, 2018

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information and any existing supplements thereto.

As a result of a change of control, the Fund’s Management Agreement with Ladenburg Thalmann Fund Management LLC (the “Manager”) and the Fund’s Underwriting Agreement with Ladenburg Thalmann & Co. Inc. (the “Distributor”) terminated automatically in accordance with their terms. That change in control at the Manager and the Distributor did not affect the services provided by Boyar Asset Management, Inc. (the “Adviser”) under the Fund’s Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser has served as the Fund’s investment adviser since the Fund’s inception and will continue to serve as such under the Investment Advisory Agreement.

The Fund’s Board of Directors approved a new Underwriting Agreement with the Distributor. However, the Board and the Manager determined not to put a new Management Agreement in place in order to save the costs associated with holding a special meeting of Fund shareholders (which is costly relative to the Fund’s net asset value) and for other reasons. The Investment Company Act of 1940 requires that a new Management Agreement be approved by both the Fund’s Board (including a majority of its independent directors) and the Fund’s shareholders. The services previously provided by the Manager will, to the extent necessary, be performed by the Adviser, the Fund’s administrator or another service provider. The fee rate under the Fund’s Investment Advisory Agreement did not change.

The following changes are made to the Statement of Additional Information:

1.	All references to the “Manager” in the Statement of Additional Information are hereby deleted.

2.	In connection with these changes, effective as of the date hereof, the section labeled “Expense Limitation Agreement” on page 15 of the Statement of Additional Information is deleted and replaced with the following:

Pursuant to an Expense Limitation Agreement (the “Agreement”), the Adviser and the Distributor have agreed, to waive all or a portion of their respective advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below) to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation)) (“Operating Expenses”) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of the Agreement, to the extent that such Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Adviser. To the extent such Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

- first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

- thereafter, the Adviser shall be entitled to the amounts payable under the Advisory Agreement.

If the Adviser or the Distributor waives any fee or reimburses any expense pursuant to the Agreement, and such Operating Expenses of the Fund are subsequently less than 1.75% of average daily net assets, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause such Operating Expenses to exceed 1.75% of average daily net assets. If such Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Adviser and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of the Agreement (or any similar agreement). This Agreement continues from year to year unless either the Adviser or the Distributor agrees not to continue the term of the Agreement. In addition, the Fund can terminate the Agreement and the Agreement shall terminate automatically with respect to the Fund and to the Adviser or the Distributor (as applicable) upon the termination of the Advisory Agreement or the principal underwriting agreement, respectively.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE